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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549



                                    FORM 8-K



                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 19, 1996
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                                  ACE LIMITED
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             (Exact name of registrant as specified in its charter)


Cayman Islands                         1-11778                 Not Applicable
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

The ACE Building
30 Woodbourne Avenue
Hamilton, Bermuda                            HM 08
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(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including are code: (441) 295-5200
                                                   --------------

                                 Not Applicable
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 (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     On June 19, 1996, ACE Limited (NYSE: ACL) ("ACE") and Tempest Reinsurance Company Limited ("Tempest") announced that they have revised the terms of their previously announced amalgamation. ACE also announced that it has set Monday, July 1, 1996 as the new date for its extraordinary general meeting of shareholders. Tempest also announced that it has set Thursday, June 27, 1996 as the new date for its special general meeting of members. Subject to shareholder approval, ACE and Tempest expect the amalgamation to close on July 1, 1996.

     On June 19, ACE issued a press release relating to the June 19 announcement.

     Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.

Item 7.   Exhibits.

99.1      Press Release, dated June 19, 1996.



                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 20, 1996

                              ACE LIMITED


                              By:   /s/ Christopher Z. Marshall
                                    ----------------------------
                                    Christopher Z. Marshall
                                    Executive Vice President and
                                    Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit                                                    Sequential
Number                   Description                        Page No.
- -------                  -----------                       ----------

99.1      Press Release, dated June 19, 1996